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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): February 15, 2001




                        RELIANT ENERGY RESOURCES CORP.
            (Exact name of registrant as specified in its charter)


          Delaware                        1-13265                76-0511406
(State or other jurisdiction      (Commission File Number)     (IRS Employer
      of incorporation)                                      Identification No.)


                  1111 Louisiana
                  Houston, Texas                                77002
        (Address of principal executive offices)             (Zip Code)


      Registrant's telephone number, including area code: (713) 207-3000
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Item 5.   Other Events.

          On February 15, 2001, Reliant Energy Resources Corp. (the "Company") entered into an Underwriting Agreement covering the issue and sale of $550,000,000 aggregate principal amount of its 7.75% Notes due 2011 (the "Notes"). The Notes were registered under the Securities Act of 1933, as amended, pursuant to the shelf registration statement (Registration No. 333-54256) of the Company.

Item 7.   Financial Statements and Exhibits.

          (c) Exhibits.

          The following exhibits are filed herewith:

          1.1 Underwriting Agreement dated February 15, 2001 among the Company and Banc of America Securities LLC, Chase Securities Inc., Barclays Capital Inc., Commerzbank Capital Markets Corp., First Union Securities, Inc. and TD Securities (USA) Inc.

          4.1 Form of Supplemental Indenture No. 4, dated as of February 15, 2001, providing for the issuance of the Notes.

          4.2  Form of Note (included in Exhibit 4.1 above).

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                                   SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        RELIANT ENERGY RESOURCES CORP.



Date: February 21, 2001                 By: /s/ MARY P. RICCIARDELLO
                                           ------------------------------------
                                                Mary P. Ricciardello
                                                Senior Vice President

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